UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) February 4, 2013

____________________________________________________________________

AEROSONIC CORPORATION

(Exact Name of Registrant as specified in Charter)

Delaware	1-11750	74-1668471
(State or Other Jurisdiction	(Commission File	(IRS Employer Identification No.)
of Incorporation)	Number)

1212 North Hercules Avenue

Clearwater, Florida 33765

(Address of Principal Executive Offices)

(727) 461-3000

_____________________________________________

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 4, 2013, Aerosonic Corporation (“Aerosonic”) entered into a third amendment (the “Amendment”) dated as of January 31, 2012, to its Loan Agreement dated April 30, 2010, as amended (the “Loan Agreement”), with BMO Harris Bank N.A. The Amendment (a) renews to January 31, 2016, the maturity date of Aerosonic’s revolving line of credit in the amount of $4 million; (b) renews to May 1, 2015, the maturity date of Aerosonic’s Interest Bearing Installment Note (Equipment) in the amount of $855,000, and (c) renews to January 31, 2018, the maturity date of Aerosonic’s Interest Bearing Installment Note (Real Estate) in the approximate amount of $2,877,777. Aerosonic replaced the existing promissory notes evidencing these loans through issuance of new notes (collectively, the “New Notes”). Except as amended to extend their respective maturities, the New Notes contain the same terms and conditions as the promissory notes that they replace, which are described in more detail below.

The facility evidenced by the Renewal Revolving Credit Note matures on January 31, 2016. This facility provides a line of credit in an amount equal to the lesser of (a) the Revolving Credit Limit of $4,000,000; or (b) a Borrowing Base determined based on eligible accounts receivable and inventory. Interest only is payable monthly. The interest rate applicable to the Renewal Revolving Credit Note is one-month LIBOR plus 300 basis points.

The facility evidenced by the Renewal Interest Bearing Installment Note (Equipment) (the “Equipment Note”) matures on May 1, 2015, and provides term financing. Interest and principal are payable monthly in installments. The interest rate applicable to the Equipment Note is one-month LIBOR plus 3.25 basis points.

The facility evidenced by the Renewal Interest Bearing Installment Note (Real Estate) (the “Real Estate Note”) matures on January 31, 2018, and also provides term financing. Interest and principal are payable monthly in installments. The interest rate applicable to the Real Estate Note is one-month LIBOR plus 3.40 basis points.

The foregoing summary of the Amendment and the New Notes is not complete and is qualified in its entirety by the actual terms of these agreements, copies of which are filed as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
10.1	Third Amendment to Loan Agreement, dated as of January 31, 2013, between Aerosonic Corporation and BMO Harris Bank N.A.

10.2	Renewal Revolving Line of Credit Note, dated as of January 31, 2013, between Aerosonic Corporation and BMO Harris Bank N.A.

10.3	Renewal Interest Bearing Installment Note (Equipment), dated as of January 31, 2013, between Aerosonic Corporation and BMO Harris Bank N.A.

10.4	Renewal Interest Bearing Installment Note (Real Estate), dated as of January 31, 2013, between Aerosonic Corporation and BMO Harris Bank N.A.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

AEROSONIC CORPORATION
(Registrant)

Dated: February 6, 2013	By:	/s/Kevin J. Purcell
Kevin J. Purcell
Executive Vice President and
Chief Financial Officer